UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06257 )

Exact name of registrant as specified in charter: Putnam Limited Duration Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: November 30, 2006

Date of reporting period: December 1, 2005—November 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Limited Duration Government Income Fund

## 11|30|06

*Annual Report*

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial
Court Justice Samuel Putnam estab-
lished The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Limited
Duration
Government
Income Fund

11| 30| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	13
Portfolio turnover	15
Risk	15
Your fund’s management	16
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	22
Financial statements	23
Federal tax information	45
About the Trustees	46
Officers	50

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Looking back on the last few months of 2006, it appears that certain sectors of the economy may have slowed somewhat. The impact of declines in the housing sector and slower auto sales has spread to suppliers, and cautious manufacturers have curtailed production as a result. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, financial markets have begun to adjust in a way that may help revive the economy. Stock prices have moved higher, bond yields have moved down, and the dollar has declined somewhat against foreign currencies. With the benefit of this financial cushion, the new year could also bring the potential for a renewed economic expansion.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended November 30, 2006, and provide their outlook for the months ahead. We thank you for your support of the Putnam funds in 2006 and extend our best wishes for a happy and prosperous 2007.

Putnam Limited Duration Government Income Fund:
investing in government and mortgage-backed securities

The U.S. government raises capital through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries). U.S. Treasuries are considered a safe investment because they are backed by the full faith and credit of the federal government. For this very reason, however, Treasuries also tend to generate relatively low returns. In addition, they are not readily available to individual investors.

Putnam Limited Duration Government Income Fund is a convenient way for individuals to take advantage of the quality and relative stability of U.S. Treasuries while pursuing a higher level of income than would generally be available from Treasuries alone. The fund also invests in mortgage-backed securities (MBSs). MBSs represent a stake in the principal from and interest paid on a collection of mortgages. Most MBSs are created when government agencies, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that agencies sell to financial entities, such as your fund. Because MBSs other than Ginnie Maes are not guaranteed directly by the U.S. government, and therefore carry a higher degree of risk than Treasury bonds, they also offer opportunities for higher returns.

By investing in high-quality Treasuries and MBSs as well as by limiting the fund’s duration, your fund’s management team seeks to maintain a relatively low risk profile. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter- or limited-duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall.

Putnam Limited Duration Government Income Fund pursues its income and capital preservation objectives by employing multiple income-generating strategies across government bond security types, and by carefully managing risks such as interest-rate risk.

Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Putnam Limited Duration Government Income Fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital by allocating its assets among intermediate-maturity U.S. Treasuries, mortgage-backed securities, and other U.S. government agency securities. The fund may be appropriate for investors seeking current income and capital preservation.

Highlights

• During the 12-month period ended November 30, 2006, Putnam Limited Duration Government Income Fund’s class A shares had a total return of 3.96% without sales charges.

• The fund’s primary benchmark, the Lehman Intermediate Government Bond Index, returned 4.87% .

• The average return for the fund’s Lipper category, Short-Intermediate U.S. Government Funds, was 4.27% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class A shares for periods ended 11/30/06

Since the fund’s inception (2/16/93), average annual return is 4.78% at NAV and 4.53% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP

10 years	4.56%	4.23%	56.20%	51.30%

5 years	2.84	2.17	15.01	11.31

3 years	2.12	1.03	6.51	3.13

1 year	3.96	0.56	3.96	0.56

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a sales charge of 3.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

During a period when Treasury bond yields first rose steadily and then reversed course, the management team’s cautious approach with regard to interest-rate exposure enabled your fund to deliver a modest positive return at net asset value (NAV, or without sales charges). However, the fund underperformed both its benchmark and the average for its Lipper peer group. This is due in part to our conservative positioning, which reflected a belief that longer-term interest rates were historically low and likely to head higher. Since bond prices move in the opposite direction of interest rates, protecting the portfolio value against the negative effect of rising rates was a priority for us. Consequently, we kept the fund’s duration — a measure of interest-rate sensitivity —shorter than that of the benchmark. This positioning helped relative performance in the first half of the period when longer-term rates were rising, but detracted from results during the second half when rates declined.

Market overview

Over the 12-month period, the U.S. economy was largely resilient in the face of higher commodity prices, increases in the federal funds rate by the Fed, and rising inflationary pressures. The housing market, a long-term mainstay of the U.S. economy, leveled off, and its health became an ongoing source of anxiety for market watchers. Corporations, benefiting from reduced debt levels and stronger balance sheets, increased their capital spending, balancing some of the drop-off in consumer expenditures.

For the first seven months of the period, the Fed continued its program (begun in June 2004) of pushing up short-term interest rates. These increases were part of an effort to keep inflation at bay without undermining economic growth. However, at its August 2006 meeting, the Fed paused, holding rates steady while retaining its stated bias toward raising rates in the future should inflationary pressures become too strong. As of November 30, 2006, the federal funds rate — the overnight lending rate that banks charge each other, which guides other short-term rates — stood at 5.25% .

Globalization over the past 10 years — the lowering of trade barriers and a resulting expansion in economic

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/06.

Bonds

Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)	4.87%

Lehman Aggregate Bond Index
(broad bond market)	5.94%

Lehman Municipal Bond Index
(tax-exempt bonds)	6.10%

JPMorgan Global High Yield Index
(global high-yield corporate bonds)	11.22%

Equities

S&P 500 Index
(broad stock market)	14.23%

Russell 1000 Index
(large-company stocks)	14.16%

MSCI EAFE Index
(international stocks)	28.20%

activity around the world — reduced global interest rates and paved the way for economic growth. Economic growth internationally, especially in Europe and Asia, has consequently accelerated. As a result, central banks worldwide felt the need to battle inflationary pressures and enacted a series of recent short-term rate increases that placed upward pressure on global interest rates. Even so, because of the gathering economic momentum worldwide, we think that the rate of growth is even more positive than what the current level of interest rates would imply. To us, this means that global interest rates could rise further, despite recent declines in 10-year U.S. Treasury yields.

Strategy overview

We make two key strategic decisions in managing your fund. The first is to estimate the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. Based on these estimates, we then strive to position the portfolio to benefit from expected changes in interest rates and in the shape of the yield curve. The yield curve is a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity. Our second major decision is to allocate portfolio holdings by market sector. We assess the relative attractiveness not only of sectors included in the benchmark (U.S. Treasuries and agencies) but also of sectors that are not in the benchmark but that are allowable investments within fund guidelines, such as mortgage-backed securities (MBSs).

In addition, we make several strategic decisions related specifically to MBSs. We evaluate the relative appeal of pass-through securities issued by the Government National Mortgage Association (known as Ginnie Maes), the Federal National Mortgage Association (Fannie Maes), and the Federal Home Loan Mortgage Corporation (Freddie Macs). We also consider the maturity (e.g., 30-year, 15-year, or adjustable-rate), coupon level (e.g., 5.5%, 6.5%, 7%), and seasoning (length of time in the market) of these securities in order to determine what we believe are the best risk/return trade-offs for the portfolio.

Your fund’s holdings

In keeping with its objective of capital preservation, the fund maintained a duration profile that was shorter than that of its benchmark throughout the period. As mentioned earlier, this positioning initially helped the fund’s performance relative to its benchmark and competitors. Ultimately, though, this shorter duration detracted from results, as longer-term interest rates declined — and longer-term bond prices rose. Your fund’s

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity
(a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

positioning, which was more conservative than that of many of its competitors, meant it had less exposure to longer-term bonds and did not benefit from the price increases to the same extent.

In terms of sector allocations, the fund’s holdings in Treasury securities continued to benefit performance. We maintained an underweight position in agency securities, reflecting our belief that comparable risk/reward potential could be obtained in the mortgage-backed securities (MBS) market at more attractive prices. Though we began the period favoring MBSs, we reduced the fund’s allocation to these securities midway through the fiscal year, feeling that their valuations had become too high.  We recently added AAA-rated commercial mortgage-backed securities (CMBSs) to the portfolio and currently favor them over agencies; since CMBSs do not allow prepayments, their cash flows are reliable.

In terms of issuers, we continued to prefer Fannie Maes over Ginnie Maes and Freddie Macs, a strategy that proved advantageous over the period. In our view, Ginnie Maes have tended to be overpriced due to recent strong demand from Asia as well as their constricted supply. The market for Fannie Maes continues to be larger and more liquid than markets for Ginnie Maes and Freddie Macs which helps facilitate transactions.

The portfolio’s emphasis on longer-maturity MBSs (specifically, 30-year versus 15-year securities) benefited performance for most of the period. Late in the year, we took profits on the fund’s 30-year position (because of its outperformance) and purchased 15-year securities, but we did so too early, which detracted slightly from performance. We also continued to favor older, more seasoned securities, a positioning that was especially beneficial with regard to the fund’s “re-performing mortgage” holdings. These securities are repackaged mortgages that had previously incurred a default; payment of principal and interest for these mortgages is now guaranteed by Fannie Mae. Re-performing mortgages are notable for their lack of volatility stemming from prepayments.

During the 12-month period, our emphasis on lower-coupon rather than premium-coupon MBSs detracted from performance. Premium-coupon securities have coupons higher than current market rates, whereas current-coupon securities, as their name indicates, reflect current rates. Because domestic banks purchased mortgages in large volume, riskier premium-coupon mortgages outperformed.

Lastly, the fund maintained a position in collateralized mortgage obligations (CMOs), mortgage instruments that separate mortgage pools (interest, principal, or a combination of the two) into different classes or “tranches.” Within the

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of net assets.
Holdings will vary over time. A portion of the short-term invest-
ments reflects the amount used to settle TBA (“to be announced”)
purchase commitments, which are described in detail on page 40.

CMO universe, we seek to take advantage of inconsistent pricing that results from different prepayment options among the various mortgage pools that make up CMOs. We look for opportunities to create cash flows that are similar to mortgages but have higher yields or cash flows that we believe carry less risk than mortgages with similar yields. The fund’s holdings in CMOs performed reasonably well over the 12-month period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Investors remain concerned about a possible sharp decline in consumer spending, fearing that the recent leveling off in the housing market will reduce or eliminate the availability of expanded home equity as a source of consumption. Some feel that this could lead to a slump in the U.S. economy, which is why 10-year Treasury rates fell from their mid-year highs and began to decline. Within the “spread” markets (fixed-income markets where yields are typically higher than Treasuries), investors are searching for higher returns in what we believe has largely become a fully valued market, with declining yields and low volatility. With so many investors willing to take more risk in order to obtain higher yields, and with the Fed still concerned about a resurgence in inflation based on higher commodity prices and wages, we think this is a time for caution. Until these conditions change, we plan to keep the fund’s duration (i.e., interest-rate sensitivity) below benchmark levels.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended November 30, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/16/93)		(2/16/93)		(7/26/99)		(4/3/95)		(12/1/03)	(10/1/97)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	4.78%	4.53%	4.18%	4.18%	3.96%	3.96%	4.65%	4.50%	4.53%	4.96%

10 years	56.20	51.30	47.60	47.60	44.34	44.34	54.62	51.50	52.48	59.87
Annual average	4.56	4.23	3.97	3.97	3.74	3.74	4.45	4.24	4.31	4.80

5 years	15.01	11.31	11.80	11.80	10.79	10.79	14.55	12.33	13.51	16.73
Annual average	2.84	2.17	2.26	2.26	2.07	2.07	2.75	2.35	2.57	3.14

3 years	6.51	3.13	4.78	2.83	4.14	4.14	6.21	4.01	5.75	7.55
Annual average	2.12	1.03	1.57	0.93	1.36	1.36	2.03	1.32	1.88	2.46

1 year	3.96	0.56	3.53	0.53	3.19	2.19	3.99	1.97	3.69	4.42

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,675 after sales charge)

Cumulative total return from 11/30/96 to 11/30/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,760 and $14,434, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,800 after sales charge) would have been valued at $15,150 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,248 and $15,987, respectively.

Comparative index returns For periods ended 11/30/06

		Lipper Short-Intermediate
	Lehman Intermediate	U.S. Government Funds
	Government Bond Index	category average*

Annual average
(life of fund)	5.52%	4.89%

10 years	70.18	57.16
Annual average	5.46	4.61

5 years	21.06	16.53
Annual average	3.90	3.10

3 years	9.32	7.27
Annual average	3.01	2.36

1 year	4.87	4.27

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 11/30/06, there were 77, 68, 61, and 51 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 11/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income[1]	$0.180654		$0.150656	$0.143312	$0.173084		$0.168137	$0.193084

Capital gains[2]

Long-term	0.003000		0.003000	0.003000	0.003000		0.003000	0.003000

Total	$0.183654		$0.153656	$0.146312	$0.176084		$0.171137	$0.196084

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/05	$5.02	$5.19	$5.03	$5.02	$5.04	$5.14	$5.02	$5.01

11/30/06	5.03	5.20	5.05	5.03	5.06	5.16	5.03	5.03

Current yield (end of period)
Current dividend rate[3]	3.80%	3.68%	3.19%	3.05%	3.63%	3.56%	3.55%	4.05%

Current 30-day SEC yield[4,5]
(with expense limitation)	4.12	3.99	3.52	3.37	3.97	3.89	3.89	4.36

Current 30-day SEC yield[5]
(without expense limitation)	4.07	3.93	3.46	3.32	3.91	3.84	3.84	4.31

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 For a portion of the period, this fund limited expenses, without which yields would have been lower.

5 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/16/93)		(2/16/93)		(7/26/99)		(4/3/95)		(12/1/03)	(10/1/97)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	4.73%	4.48%	4.12%	4.12%	3.91%	3.91%	4.59%	4.44%	4.46%	4.90%

10 years	56.71	51.72	47.77	47.77	44.68	44.68	54.49	51.34	52.59	60.10
Annual average	4.59	4.26	3.98	3.98	3.76	3.76	4.45	4.23	4.32	4.82

5 years	15.44	11.69	11.99	11.99	11.21	11.21	14.52	12.30	13.71	16.95
Annual average	2.91	2.24	2.29	2.29	2.15	2.15	2.75	2.35	2.60	3.18

3 years	5.67	2.31	3.56	1.63	3.13	3.13	5.16	2.99	4.69	6.29
Annual average	1.86	0.76	1.17	0.54	1.03	1.03	1.69	0.99	1.54	2.05

1 year	3.12	–0.24	2.51	–0.48	2.36	1.37	2.95	0.96	2.66	3.39

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Limited Duration Government Income Fund from June 1, 2006, to November 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.26	$ 8.32	$ 9.07	$ 6.03	$ 6.53	$ 3.99

Ending value (after expenses)	$1,037.00	$1,035.80	$1,033.20	$1,038.10	$1,035.60	$1,040.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2006, use the calculation method below. To find the value of your investment on June 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 06/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.22	$ 8.24	$ 9.00	$ 5.97	$ 6.48	$ 3.95

Ending value (after expenses)	$1,019.90	$1,016.90	$1,016.14	$1,019.15	$1,018.65	$1,021.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.03%	1.63%	1.78%	1.18%	1.28%	0.78%

Average annualized expense ratio for Lipper peer group†	1.02%	1.62%	1.77%	1.17%	1.27%	0.77%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Limited Duration Government Income Fund	158%*	389%*	263%	509%†	539%†

Lipper Short-Intermediate U.S. Government Funds category average	146%	124%	130%	166%	145%

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 11/30/06.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader of the fund. Rob Bloemker and Daniel Choquette are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

Trustee and Putnam employee fund ownership

As of November 30, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 60,000	$ 93,000,000

Putnam employees	$991,000	$437,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $480,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam American Government Income Fund and Putnam U.S. Government Income Trust.

Kevin Cronin, Rob Bloemker, and Daniel Choquette may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended November 30, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase and eliminated thereafter.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 56th percentile in management fees and in the 69th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Short-Intermediate U.S. Government Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

90th	66th	66th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 79, 68, and 66 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period was its selection of higher quality bonds during recent periods, given market conditions. The Trustees also considered Putnam Management’s belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Short-Intermediate U.S. Government Funds category for the one-, five- and ten-year periods ended December 31, 2006, were 74%, 67%, and 56%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 54th out of 72, 40th out of 59, and 28th out of 49 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Limited Duration Government Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Limited Duration Government Income Fund, including the fund’s portfolio, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Limited Duration Government Income Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 10, 2007

The fund’s portfolio 11/30/06

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (17.2%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National
Mortgage Association
Adjustable Rate Mortgages
4 3/4s, July 20, 2026	$61,226	$62,098
4 1/2s, August 20, 2034	9,131,008	9,069,931
Government National
Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from
December 15, 2023 to
March 15, 2032	918,632	962,338
7s, with due dates from
July 15, 2029 to May 15, 2032	164,445	170,752
		10,265,119

U.S. Government Agency Mortgage Obligations (14.9%)
Federal Home Loan
Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from
April 1, 2016 to December 1, 2017	20,057	21,237
6s, with due dates from
September 1, 2013 to
September 1, 2021	2,067,347	2,103,319
5 1/2s, October 1, 2018	668,256	674,312
Federal National Mortgage
Association Pass-Through
Certificates
7 1/2s, with due dates from
October 1, 2022 to
November 1, 2030	181,018	187,993
7s, with due dates from
December 1, 2031 to
December 1, 2035	4,629,235	4,765,625
7s, with due dates from
September 1, 2007 to
January 1, 2015	383,330	396,850
6 1/2s, August 1, 2034	35,066	35,812
6 1/2s, with due dates from
February 1, 2014 to
February 1, 2017	1,039,055	1,063,200
6s, with due dates from
July 1, 2021 to July 1, 2036	6,419,947	6,537,587
6s, with due dates from
March 1, 2014 to June 1, 2021	3,667,045	3,735,291
6s, TBA, December 1, 2036	3,000,000	3,031,875
5 1/2s, with due dates from
February 1, 2021 to
February 1, 2036	241,298	241,007
5 1/2s, with due dates from
January 1, 2009 to
September 1, 2020	2,129,138	2,144,283
5 1/2s, TBA, December 1, 2036	31,800,000	31,680,750
5s, with due dates from
May 1, 2021 to May 1, 2036	2,466,469	2,412,772
4 1/2s, with due dates from
October 1, 2020 to
October 1, 2035	3,750,330	3,631,872

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS (17.2%)* continued

	Principal amount	Value

U.S. Government Agency Mortgage Obligations continued
Federal National Mortgage
Association Pass-Through
Certificates
4 1/2s, with due dates from
July 1, 2020 to September 1, 2020	$4,388,180	$4,275,390
		66,939,175

Total U.S. government and agency mortgage obligations
(cost $76,700,339)		$77,204,294

U.S. GOVERNMENT AGENCY OBLIGATIONS (9.3%)*

	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$9,600,000	$9,437,330
Freddie Mac
6 7/8s, September 15, 2010	6,752,000	7,243,208
6 5/8s, September 15, 2009	23,980,000	25,154,670

Total U.S. government agency obligations
(cost $42,600,275)		$41,835,208

U.S. TREASURY OBLIGATIONS (17.5%)*

	Principal amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014	$1,300,000	$1,283,547
4 1/4s, August 15, 2013	53,596,000	53,034,914
4s, February 15, 2014	25,000,000	24,312,500

Total U.S. treasury obligations
(cost $79,340,375)		$78,630,961

COLLATERALIZED MORTGAGE OBLIGATIONS (32.6%)*

	Principal amount	Value

Banc of America Commercial
Mortgage, Inc.
Ser. 06-4, Class A4, 5.634s, 2046	$660,000	$685,458
Ser. 06-5, Class A4, 5.414s, 2047	816,000	834,004
FRB Ser. 05-1, Class A5,
5.135s, 2042	207,000	209,185
Ser. 04-4, Class A6, 4.877s, 2042	34,000	33,389
Commercial Mortgage
Pass-Through Certificates
Ser. 06-C7, Class A4, 5.962s, 2046	6,752,000	7,112,280
FRB Ser. 04-LB3A, Class A5,
5.44s, 2037	20,000	20,351
Countrywide Alternative
Loan Trust
IFB Ser. 06-19CB, Class A2,
Interest Only (IO), zero %, 2036	315,103	788
IFB Ser. 06-14CB, Class A9, IO,
zero %, 2036	1,205,678	6,829
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036	5,551,022	13,444

COLLATERALIZED MORTGAGE OBLIGATIONS (32.6%)* continued

	Principal amount	Value

Credit Suisse Mortgage Capital
Certificates Ser. 06-C4,
Class A3, 5.467s, 2039	$1,341,000	$1,371,655
CS First Boston Mortgage
Securities Corp.
FRB Ser. 04-C3, Class A5,
5.113s, 2036	76,000	76,018
Ser. 05-C4, Class A5,
5.104s, 2038	64,000	63,883
FRB Ser. 05-C5, Class A4,
5.1s, 2038	64,000	63,850
Ser. 04-C3, Class A3,
4.302s, 2036	161,000	158,103
Fannie Mae
IFB Ser. 06-70, Class BS,
14.69s, 2036	135,401	163,197
Ser. 03-W6, Class PT1,
9.85s, 2042	1,734,636	1,861,747
IFB Ser. 06-62, Class PS,
7.98s, 2036	628,208	714,000
IFB Ser. 06-76, Class QB,
7.68s, 2036	904,724	1,018,338
Ser. 05-W3, Class 1A,
7 1/2s, 2045	1,482,312	1,571,422
Ser. 04-W8, Class 3A,
7 1/2s, 2044	2,579,319	2,726,461
Ser. 04-W11, Class 1A4,
7 1/2s, 2044	507,821	536,430
Ser. 04-W2, Class 5A,
7 1/2s, 2044	516,698	545,083
Ser. 04-T3, Class 1A4,
7 1/2s, 2044	1,399,776	1,477,913
Ser. 04-T2, Class 1A4,
7 1/2s, 2043	310,298	327,553
Ser. 03-W1, Class 2A,
7 1/2s, 2042	698,569	731,257
Ser. 03-W4, Class 4A,
7 1/2s, 2042	446,655	467,716
Ser. 02-T18, Class A4,
7 1/2s, 2042	871,918	914,854
Ser. 03-W3, Class 1A3,
7 1/2s, 2042	2,391,612	2,509,394
Ser. 02-T16, Class A3,
7 1/2s, 2042	4,983,982	5,228,279
Ser. 02-T19, Class A3,
7 1/2s, 2042	998,773	1,048,187
Ser. 03-W2, Class 1A3,
7 1/2s, 2042	437,249	458,801
Ser. 02-W4, Class A5,
7 1/2s, 2042	2,138,742	2,238,476
Ser. 02-W1, Class 2A,
7 1/2s, 2042	57,544	60,070
Ser. 02-14, Class A2,
7 1/2s, 2042	235,044	246,094
Ser. 01-T10, Class A2,
7 1/2s, 2041	1,357,608	1,417,756
Ser. 02-T4, Class A3,
7 1/2s, 2041	950,170	992,674

COLLATERALIZED MORTGAGE OBLIGATIONS (32.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-T6, Class A2, 7 1/2s, 2041	$328,099	$341,802
Ser. 01-T12, Class A2, 7 1/2s, 2041	2,368,335	2,470,483
Ser. 01-T8, Class A1, 7 1/2s, 2041	378,575	394,196
Ser. 01-T7, Class A1, 7 1/2s, 2041	2,340,734	2,436,135
Ser. 01-T3, Class A1, 7 1/2s, 2040	9,109	9,494
Ser. 99-T2, Class A1, 7 1/2s, 2039	131,674	138,933
Ser. 03-W10, Class 1A1,
7 1/2s, 2032	1,153,734	1,207,914
Ser. 02-T1, Class A3, 7 1/2s, 2031	1,768,620	1,851,239
Ser. 00-T6, Class A1, 7 1/2s, 2030	798,600	836,211
Ser. 02-W7, Class A5, 7 1/2s, 2029	248,747	260,668
Ser. 02-W3, Class A5, 7 1/2s, 2028	218,861	229,150
IFB Ser. 06-63, Class SP,
7.38s, 2036	981,896	1,103,453
IFB Ser. 06-60, Class TK,
7.32s, 2036	255,928	275,598
Ser. 02-26, Class A1, 7s, 2048	1,022,692	1,059,877
Ser. 04-W12, Class 1A3, 7s, 2044	678,570	708,207
Ser. 04-T3, Class 1A3, 7s, 2044	1,235,612	1,288,598
Ser. 04-T2, Class 1A3, 7s, 2043	414,235	432,012
Ser. 03-W8, Class 2A, 7s, 2042	4,143,036	4,309,078
Ser. 03-W3, Class 1A2, 7s, 2042	389,858	404,356
Ser. 02-T16, Class A2, 7s, 2042	2,856,719	2,962,522
Ser. 02-T19, Class A2, 7s, 2042	1,812,385	1,880,785
Ser. 01-T10, Class A1, 7s, 2041	770,501	796,181
Ser. 02-T4, Class A2, 7s, 2041	1,875,314	1,938,064
Ser. 04-W1, Class 2A2, 7s, 2033	2,918,981	3,042,134
IFB Ser. 06-104, Class ES,
6.85s, 2036	380,277	415,869
IFB Ser. 06-104, Class CS,
5.76s, 2036	448,293	473,922
IFB Ser. 05-74, Class CS,
5.39s, 2035	1,144,583	1,180,728
IFB Ser. 05-74, Class CP,
5.243s, 2035	1,003,884	1,050,368
IFB Ser. 05-76, Class SA,
5.243s, 2034	711,724	732,056
IFB Ser. 06-27, Class SP,
5.06s, 2036	651,000	678,564
IFB Ser. 06-8, Class HP,
5.06s, 2036	799,119	830,006
IFB Ser. 06-8, Class WK,
5.06s, 2036	1,223,698	1,258,549
IFB Ser. 05-106, Class US,
5.06s, 2035	1,213,787	1,269,531
IFB Ser. 05-99, Class SA,
5.06s, 2035	600,094	613,881
IFB Ser. 05-114, Class SP,
4.95s, 2036	341,644	333,744
IFB Ser. 05-74, Class DM,
4.877s, 2035	1,154,326	1,188,092
IFB Ser. 06-60, Class CS,
4.583s, 2036	427,889	427,718
IFB Ser. 05-95, Class CP,
4.089s, 2035	94,073	95,498
IFB Ser. 05-106, Class JC,
3.628s, 2035	504,125	479,227

COLLATERALIZED MORTGAGE OBLIGATIONS (32.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-83, Class QP,
3.562s, 2034	$389,176	$373,876
IFB Ser. 05-57, Class MN,
3.303s, 2035	843,934	824,334
IFB Ser. 06-90, Class SE, IO,
2.48s, 2036	441,532	39,393
IFB Ser. 03-66, Class SA, IO,
2.33s, 2033	1,061,078	80,737
IFB Ser. 03-48, Class S, IO,
2.23s, 2033	474,023	35,921
IFB Ser. 05-113, Class AI, IO,
1.91s, 2036	145,896	9,764
IFB Ser. 05-113, Class DI, IO,
1.91s, 2036	7,329,457	416,376
IFB Ser. 06-60, Class DI, IO,
1 3/4s, 2035	438,000	22,273
IFB Ser. 05-65, Class KI, IO,
1.68s, 2035	10,802,275	558,720
IFB Ser. 05-90, Class SP, IO,
1.43s, 2035	1,916,305	121,685
IFB Ser. 05-82, Class SY, IO,
1.41s, 2035	5,100,646	255,395
IFB Ser. 05-95, Class CI, IO,
1.38s, 2035	1,241,547	81,054
IFB Ser. 05-84, Class SG, IO,
1.38s, 2035	2,160,958	128,727
IFB Ser. 05-69, Class AS, IO,
1.38s, 2035	556,519	29,652
IFB Ser. 04-92, Class S, IO,
1.38s, 2034	1,737,854	93,948
IFB Ser. 05-104, Class SI, IO,
1.38s, 2033	2,931,386	174,712
IFB Ser. 05-83, Class QI, IO,
1.37s, 2035	323,180	22,584
IFB Ser. 05-92, Class SC, IO,
1.36s, 2035	2,928,927	172,170
IFB Ser. 05-83, Class SL, IO,
1.35s, 2035	3,918,167	189,886
IFB Ser. 06-20, Class IG, IO,
1.33s, 2036	7,245,221	289,968
IFB Ser. 06-104, Class SY, IO,
1.3s, 2036	222,963	9,478
IFB Ser. 06-44, Class IS, IO,
1.28s, 2036	920,310	47,310
IFB Ser. 06-45, Class SM, IO,
1.28s, 2036	1,743,862	76,835
IFB Ser. 06-20, Class IB, IO,
1.27s, 2036	3,104,493	120,050
IFB Ser. 05-95, Class OI, IO,
1.27s, 2035	180,415	12,814
IFB Ser. 06-92, Class JI, IO,
1.26s, 2036	321,862	18,787
IFB Ser. 06-99, Class AS, IO,
1.26s, 2036	301,722	15,056
IFB Ser. 06-85, Class TS, IO,
1.24s, 2036	1,800,719	74,613
IFB Ser. 06-61, Class SE, IO,
1.23s, 2036	1,393,428	51,390

COLLATERALIZED MORTGAGE OBLIGATIONS (32.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 03-124, Class ST, IO,
1.18s, 2034	$724,654	$32,609
IFB Ser. 03-112, Class SA, IO,
1.18s, 2028	1,050,817	31,111
IFB Ser. 05-67, Class BS, IO,
0.83s, 2035	1,430,051	41,337
IFB Ser. 05-74, Class SE, IO,
0.78s, 2035	5,542,246	156,129
IFB Ser. 05-82, Class SI, IO,
0.78s, 2035	4,649,538	148,204
IFB Ser. 05-74, Class NI, IO,
0.76s, 2035	5,380,609	244,889
IFB Ser. 05-87, Class SE, IO,
0.73s, 2035	8,465,779	259,253
IFB Ser. 04-54, Class SW, IO,
0.68s, 2033	658,625	19,379
Ser. 06-104, Class EK, zero %, 2036	198,922	193,140
Ser. 372, Class 1, Principal Only
(PO), zero %, 2036	1,726,189	1,437,077
Ser. 371, Class 1, PO, zero %, 2036	1,080,599	941,949
Ser. 05-113, Class DO, PO,
zero %, 2036	1,126,879	940,746
Ser. 367, Class 1, PO, zero %, 2036	264,748	207,669
Ser. 363, Class 1, PO, zero %, 2035	10,185,847	7,972,131
Ser. 361, Class 1, PO, zero %, 2035	3,668,087	3,083,750
Ser. 04-38, Class AO, PO,
zero %, 2034	2,269,538	1,670,948
Ser. 342, Class 1, PO, zero %, 2033	446,104	364,742
Ser. 02-82, Class TO, PO,
zero %, 2032	1,061,620	868,044
Ser. 04-61, Class CO, PO,
zero %, 2031	440,000	357,225
FRB Ser. 05-117, Class GF,
zero %, 2036	134,399	125,644
FRB Ser. 05-79, Class FE,
zero %, 2035	330,079	330,076
FRB Ser. 05-45, Class FG,
zero %, 2035	305,097	297,779
FRB Ser. 05-81, Class DF,
zero %, 2033	112,195	111,739
FRB Ser. 06-1, Class HF,
zero %, 2032	160,441	156,493
Federal Home Loan
Mortgage Corp. Structured
Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	2,304,692	2,440,788
Ser. T-58, Class 4A, 7 1/2s, 2043	636,213	668,839
Ser. T-42, Class A5, 7 1/2s, 2042	332,565	347,771
Ser. T-41, Class 3A, 7 1/2s, 2032	538,831	563,813
Ser. T-60, Class 1A2, 7s, 2044	795,280	828,974
Ser. T-59, Class 1A2, 7s, 2043	1,665,153	1,739,942
Ser. T-55, Class 1A2, 7s, 2043	983,157	1,015,802
Freddie Mac
IFB Ser. 3202, Class PS,
7.32s, 2036	648,962	707,852
IFB Ser. 3153, Class SX,
6.65s, 2036	932,239	1,016,757

COLLATERALIZED MORTGAGE OBLIGATIONS (32.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3081, Class DC,
5.22s, 2035	$485,157	$498,400
IFB Ser. 3114, Class GK,
5.12s, 2036	310,486	322,451
IFB Ser. 2979, Class AS,
4.767s, 2034	215,184	212,024
IFB Ser. 3153, Class UT,
4.51s, 2036	539,269	542,022
IFB Ser. 3065, Class DC,
3.9s, 2035	729,400	701,219
IFB Ser. 3050, Class SA,
3.575s, 2034	518,121	485,760
IFB Ser. 3031, Class BS,
3.425s, 2035	1,014,174	968,101
IFB Ser. 3012, Class GP,
2.616s, 2035	532,843	521,252
IFB Ser. 2594, Class SE, IO,
1.73s, 2030	1,371,315	67,066
IFB Ser. 2828, Class TI, IO,
1.73s, 2030	693,115	41,370
IFB Ser. 3033, Class SF, IO,
1.48s, 2035	1,021,697	40,549
IFB Ser. 3028, Class ES, IO,
1.43s, 2035	3,520,621	260,002
IFB Ser. 3042, Class SP, IO,
1.43s, 2035	796,047	51,186
IFB Ser. 3045, Class DI, IO,
1.41s, 2035	11,199,912	478,548
IFB Ser. 3136, Class NS, IO,
1.38s, 2036	1,365,684	86,313
IFB Ser. 3054, Class CS, IO,
1.38s, 2035	788,492	37,327
IFB Ser. 3107, Class DC, IO,
1.38s, 2035	1,784,390	129,260
IFB Ser. 3066, Class SI, IO,
1.38s, 2035	4,777,484	341,207
IFB Ser. 3031, Class BI, IO,
1.37s, 2035	676,520	50,027
IFB Ser. 3067, Class SI, IO,
1.33s, 2035	2,794,619	201,823
IFB Ser. 3114, Class TS, IO,
1.33s, 2030	4,983,377	223,982
IFB Ser. 3128, Class JI, IO,
1.31s, 2036	1,398,046	74,186
IFB Ser. 3065, Class DI, IO,
1.3s, 2035	525,068	35,197
IFB Ser. 3145, Class GI, IO,
1.28s, 2036	1,124,075	74,769
IFB Ser. 3114, Class GI, IO,
1.28s, 2036	747,520	52,370
IFB Ser. 3174, Class BS, IO,
1.2s, 2036	975,144	34,834
IFB Ser. 3152, Class SY, IO,
1.16s, 2036	1,181,426	75,739
IFB Ser. 3081, Class DI, IO,
1.16s, 2035	658,978	36,825
IFB Ser. 3199, Class S, IO,
1.13s, 2036	476,935	25,207

COLLATERALIZED MORTGAGE OBLIGATIONS (32.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3012, Class UI, IO,
1.1s, 2035	$1,271,194	$71,224
IFB Ser. 3016, Class SP, IO,
0.79s, 2035	672,761	20,815
IFB Ser. 3016, Class SQ, IO,
0.79s, 2035	1,568,622	48,282
IFB Ser. 3012, Class IG, IO,
0.76s, 2035	4,609,708	213,006
IFB Ser. 2957, Class SW, IO,
0.68s, 2035	3,462,495	82,234
IFB Ser. 2815, Class S, IO,
0.68s, 2032	1,534,857	42,709
Ser. 242, PO, zero %, 2036	892,252	752,321
Ser. 239, PO, zero %, 2036	440,464	366,839
Ser. 3174, PO, zero %, 2036	189,041	167,465
Ser. 236, PO, zero %, 2036	296,334	246,345
Ser. 3045, Class DO, PO,
zero %, 2035	856,474	702,334
Ser. 231, PO, zero %, 2035	10,805,074	8,482,948
Ser. 3130, Class KO, PO,
zero %, 2034	187,097	153,716
FRB Ser. 3213, Class FX,
zero %, 2036	175,590	168,566
FRB Ser. 3231, Class X,
zero %, 2036	188,349	185,171
FRB Ser. 3048, Class XG,
zero %, 2035	105,464	98,526
FRB Ser. 3030, Class CF,
zero %, 2035	330,324	319,601
FRB Ser. 3022, Class TC,
zero %, 2035	119,054	120,152
FRB Ser. 2986, Class XT,
zero %, 2035	71,870	71,084
FRB Ser. 2958, Class FL,
zero %, 2035	313,376	293,084
FRB Ser. 3046, Class WF,
zero %, 2035	158,887	154,124
FRB Ser. 3054, Class XF,
zero %, 2034	72,781	70,962
FRB Ser. 3024, Class CW,
zero %, 2034	72,290	70,398
FRB Ser. 3046, Class UF,
zero %, 2033	382,679	369,118
Government National
Mortgage Association
IFB Ser. 05-84, Class SB,
3.7s, 2035	374,370	353,336
IFB Ser. 05-68, Class DP,
3.614s, 2035	2,788,388	2,692,207
IFB Ser. 05-84, Class SL,
3.1s, 2035	1,888,456	1,774,240
IFB Ser. 05-66, Class SP,
3.1s, 2035	878,109	825,546
IFB Ser. 05-7, Class NP,
2.959s, 2033	277,784	266,931
IFB Ser. 05-68, Class SN, IO,
1.88s, 2034	2,332,247	136,646

COLLATERALIZED MORTGAGE OBLIGATIONS (32.6%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 05-65, Class SI, IO,
1.03s, 2035	$6,575,243	$251,307
IFB Ser. 05-68, Class KI, IO,
0.98s, 2035	19,393,000	1,130,591
IFB Ser. 05-68, Class SI, IO,
0.98s, 2035	11,858,056	525,250
IFB Ser. 06-14, Class S, IO,
0.93s, 2036	1,669,460	58,536
IFB Ser. 05-51, Class SJ, IO,
0.88s, 2035	3,504,916	146,909
IFB Ser. 05-68, Class S, IO,
0.88s, 2035	6,834,832	278,945
IFB Ser. 05-60, Class SJ, IO,
0.46s, 2034	5,777,774	165,453
Greenwich Capital Commercial
Funding Corp. FRB Ser. 05-GG5,
Class A5, 5.224s, 2037	64,000	64,495
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4, 5.56s, 2039	832,000	858,740
Ser. 04-GG2, Class A6,
5.396s, 2038	38,000	38,685
Ser. 05-GG4, Class A4,
4.761s, 2039	162,000	158,007
JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 06-CB14, Class AM,
5.63s, 2044	1,499,000	1,540,208
Ser. 06-CB16, Class A4,
5.552s, 2045	895,000	918,216
FRB Ser. 04-PNC1, Class A4,
5.544s, 2041	61,000	62,360
Ser. 05-CB12, Class A4,
4.895s, 2037	163,000	160,504
Ser. 04-C3, Class A5, 4.878s, 2042	155,000	152,580
LB-UBS Commercial
Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	55,000	57,825
FRB Ser. 04-C4, Class A4,
5.304s, 2029	62,000	63,150
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO,
1.83s, 2036	2,279,988	110,525
IFB Ser. 06-5, Class 1A3, IO,
0.08s, 2036	616,472	3,408
IFB Ser. 06-4, Class 1A3, IO,
0.08s, 2036	1,245,725	10,405
Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5,
4.855s, 2041	158,000	155,311
FRB Ser. 05-MCP1, Class A4,
4.747s, 2043	154,000	150,184
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A,
4.989s, 2042	64,000	63,255

Total collateralized mortgage obligations
(cost $145,903,071)		$146,093,686

ASSET-BACKED SECURITIES (3.3%)*

	Principal amount	Value
Countrywide Alternative Loan Trust
IFB Ser. 06-26CB, Class A2, IO,
0.48s, 2036	$921,750	$1,815
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
0.806s, 2035 (SN)	22,885,326	773,148
IFB Ser. 06-R1, Class AS, IO,
0.747s, 2036 (SN)	22,728,870	684,802
IFB Ser. 05-R2, Class 1AS, IO,
0.422s, 2035 (SN)	10,773,217	367,235
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1,
4.862s, 2035	1,841,798	1,825,461
Lehman Mortgage Trust
Ser. 06-9, Class 2A2, IO, 5s, 2036	5,387,000	217,163
IFB Ser. 06-7, Class 2A5, IO,
1.23s, 2036	1,064,000	60,366
IFB Ser. 06-6, Class 1A3, IO,
1.18s, 2036	1,637,654	86,380
IFB Ser. 06-6, Class 4A2, IO,
0.03s, 2036	1,309,669	2,411
Morgan Stanley Mortgage Loan Trust
IFB Ser. 06-7, Class 4A3, IO,
zero %, 2036	264,500	995
Residential Asset Mortgage
Products, Inc. FRB Ser. 06-RZ2,
Class A2, 5.49s, 2036	1,656,000	1,655,741
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.23s, 2036	318,801	4,035
Structured Adjustable
Rate Mortgage Loan Trust
FRB Ser. 05-18, Class 6A1,
5.286s, 2035	2,571,672	2,570,867
Ser. 04-20, Class 1A2, 5.074s, 2035	178,189	178,367
Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1,
5.4s, 2037	1,169,299	1,169,090
Wells Fargo Mortgage
Backed Securities Trust
Ser. 06-AR10, Class 3A1,
5.089s, 2036	2,207,490	2,193,583
Ser. 05-AR2, Class 2A1,
4.545s, 2035	1,524,233	1,498,779
Ser. 04-R, Class 2A1, 4.357s, 2034	1,559,774	1,530,138
Ser. 05-AR9, Class 1A2,
4.354s, 2035	71,462	70,236

Total asset-backed securities
(cost $14,548,991)		$14,890,612

PURCHASED OPTIONS OUTSTANDING (0.8%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers for the
right to receive a
fixed rate swap
of 5.19% versus the
three month
USD-LIBOR-BBA
maturing
December 12, 2017.	Dec 07/ 5.19	$57,535,000	$1,968,733
Option on an interest
rate swap with Lehman
Brothers for the
right to pay a fixed
rate swap of 5.19%
versus the three month
USD-LIBOR-BBA
maturing
December 12, 2017.	Dec 07/ 5.19	57,535,000	837,479
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.28%
versus the three
month USD-LIBOR-BBA
maturing on
March 8, 2017.	Mar 07/ 5.28	20,759,000	628,551
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.28% versus
the three month
USD-LIBOR-BBA
maturing on
March 8, 2017.	Mar 07/ 5.28	20,759,000	54,573

Total purchased options outstanding (cost $5,436,916)			$3,489,336

SHORT-TERM INVESTMENTS (29.7%)*

	Principal amount	Value

Interest in $530,000,000 joint
tri-party repurchase agreement
dated November 30, 2006 with Bank
of America Securities, LLC due
December 1, 2006 with respect
to various U.S. Government
obligations — maturity value
of $63,259,312 for an effective
yield of 5.30% (collateralized by
Fannie Mae and Freddie Mac
with yields ranging from 4.50%
to 7.00% and due dates ranging
from August 1, 2011 to December
1, 2036, valued at $540,600,000)	$63,250,000	$ 63,250,000
U.S. Treasury Bills for an
effective yield of 5.19%,
December 28, 2006 #	997,000	992,996
Freddie Mac for an effective yield
of 5.18%, December 19, 2006	69,000,000	68,821,275

Total short-term investments (cost $133,064,271)		$133,064,271

TOTAL INVESTMENTS
Total investments (cost $497,594,238)		$495,208,368

* Percentages indicated are based on net assets of $448,270,743.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts and written options at November 30, 2006.

(SN) The securities noted above were purchased during the period for an aggregate cost of $2,200,502. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of initial inquiries into the matter, the values of these securities were adjusted. As of November 30, 2006, the aggregate values of these securities totaled $1,825,185. The position in one of the holdings, Countrywide Home Loans 144A, IFB Ser. 06-R1, Class AS, IO, 0.747s, 2036 subsequently was sold for $709,236. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the fund may have claims against other parties in this regard.

At November 30, 2006, liquid assets totaling $77,270,955 have been designated as collateral for open forward commitments, swap contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at November 30, 2006.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at November 30, 2006.

FUTURES CONTRACTS OUTSTANDING at 11/30/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	539	$127,756,475	Mar-07	$ (50,966)
Euro-Dollar 90 day (Long)	91	21,618,188	Jun-07	38,365
Euro-Dollar 90 day (Short)	583	138,965,338	Dec-07	(143,411)
Euro-Dollar 90 day (Long)	91	21,661,413	Sep-07	55,642
Euro-Dollar 90 day (Long)	91	21,531,738	Dec-06	7,715
U.S. Treasury Long Bond (Short)	464	53,070,000	Mar-07	(201,154)
U.S. Treasury Note 10 yr (Long)	2211	241,413,563	Mar-07	1,135,891
U.S. Treasury Note 2 yr (Short)	257	52,685,000	Mar-07	(51,889)
U.S. Treasury Note 5 yr (Short)	1236	131,209,125	Mar-07	(290,925)

Total				$ 499,268

WRITTEN OPTIONS OUTSTANDING at 11/30/06 (premiums received $4,563,960)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing
on July 5, 2017.	$13,600,000	Jul 07/ 4.55	$ 93,563
Option on an interest rate swap with Lehman Brothers Special Financing, Inc.
for the obligation to pay a fixed rate swap of 5.085% versus the three month
USD-LIBOR-BBA maturing February 1, 2017.	38,243,000	Jan 07/ 5.085	622,520
Option on an interest rate swap with Lehman Brothers Special Financing, Inc.
for the obligation to receive a fixed rate swap of 5.085% versus the three month
USD-LIBOR-BBA maturing February 1, 2017.	38,243,000	Jan 07/ 5.085	162,915
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 5.7% versus the three month USD-LIBOR-BBA maturing
on May 14, 2018.	12,090,000	May 08/ 5.7	770,133
Option on an interest rate swap with Lehman Brothers International for the obligation to pay a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing March 5, 2018.	9,910,000	Mar 08/ 5.225	372,348
Option on an interest rate swap with Lehman Brothers International for the obligation to receive a fixed rate of 5.225% versus the three month
USD-LIBOR-BBA maturing March 5, 2018.	9,910,000	Mar 08/ 5.225	161,077
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.7% versus the three month USD-LIBOR-BBA maturing
on May 14, 2018.	12,090,000	May 08/ 5.7	102,765
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.55% versus the three month
USD-LIBOR-BBA maturing on July 5, 2017.	13,600,000	Jul 07/ 4.55	476,249

Total			$2,761,570

TBA SALE COMMITMENTS OUTSTANDING at 11/30/06 (proceeds receivable $15,209,113)

	Principal	Settlement
	amount	date	Value

FNMA, 6s, December 1, 2036	$ 3,000,000	12/12/06	$ 3,031,875
FNMA, 5 1/2s, December 1, 2036	12,300,000	12/12/06	12,253,875

Total			$15,285,750

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 26,940,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (801,870)

893,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	(14,885)

6,530,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	(323,210)

24,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(24,865)

45,000,000	8/11/15	4.892%	3 month USD-LIBOR-BBA	(470,234)

Citibank, N.A.
44,220,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,257,665)

131,500,000	4/6/09	3 month USD-LIBOR-BBA	5.264%	937,990

Credit Suisse International
1,320,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(16,771)

Goldman Sachs International
1,354,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(64,520)

15,523,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	275,587

69,975,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(151,953)

15,642,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	382,840

69,475,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(237,904)

833,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(24,742)

JPMorgan Chase Bank, N.A.
22,000,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	20,294

15,598,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	391,459

69,298,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(243,640)

65,600,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(2,325,231)

15,900,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	934,769

31,500,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	622,822

1,847,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(13,192)

28,000,000	3/30/08	3 month USD-LIBOR-BBA	5.163%	6,994

13,500,000	3/30/16	3 month USD-LIBOR-BBA	5.2755%	350,778

23,080,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(260,900)

16,590,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(148,368)

899,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(24,147)

22,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	(290,024)

20,539,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(753,925)

Lehman Brothers International (Europe)
6,196,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(184,698)

15,414,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(71,141)

6,196,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	185,892

15,414,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	72,610

73,940,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(4,604,417)

139,813,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(5,331,185)

Lehman Brothers Special Financing, Inc.
37,160,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(345,389)

7,140,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(211,888)

89,764,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	1,790,367

Total				$(12,224,362)

32	The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $434,344,238)	$431,958,368
Repurchase agreement (identified cost $63,250,000)	63,250,000

Cash	1,297,777

Interest and other receivables	2,417,848

Receivable for shares of the fund sold	173,482

Receivable for sales of delayed delivery securities (Note 1)	15,235,284

Receivable for securities sold	632,920

Unrealized appreciation on swap contracts (Note 1)	5,972,402

Receivable for variation margin (Note 1)	160,937

Total assets	521,099,018

LIABILITIES

Distributions payable to shareholders	94,690

Payable for purchases of delayed delivery securities (Note 1)	34,266,942

Payable for securities purchased	217,872

Payable for shares of the fund repurchased	1,045,220

Payable for compensation of Manager (Note 2)	503,659

Payable for investor servicing and custodian fees (Note 2)	107,376

Payable for Trustee compensation and expenses (Note 2)	88,453

Payable for administrative services (Note 2)	4,227

Payable for distribution fees (Note 2)	144,659

Written options outstanding, at value (premiums received $4,563,960) (Notes 1 and 3)	2,761,570

Unrealized depreciation on swap contracts (Note 1)	18,196,764

TBA sales commitments, at value (proceeds receivable $15,209,113) (Note 1)	15,285,750

Other accrued expenses	111,093

Total liabilities	72,828,275

Net assets	$448,270,743

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$461,116,340

Undistributed net investment income (Note 1)	4,130,243

Accumulated net realized loss on investments (Note 1)	(4,590,629)

Net unrealized depreciation of investments	(12,385,211)

Total — Representing net assets applicable to capital shares outstanding	$448,270,743

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($202,032,516 divided by 40,128,505 shares)	$5.03

Offering price per class A share (100/96.75 of $5.03)*	$5.20

Net asset value and offering price per class B share ($67,916,618 divided by 13,454,897 shares)**	$5.05

Net asset value and offering price per class C share ($11,164,458 divided by 2,217,836 shares)**	$5.03

Net asset value and redemption price per class M share ($5,834,785 divided by 1,153,810 shares)	$5.06

Offering price per class M share (100/98.00 of $5.06)*	$5.16

Net asset value, offering price and redemption price per class R share ($216,402 divided by 42,998 shares)	$5.03

Net asset value, offering price and redemption price per class Y share ($161,105,964 divided by 32,059,671 shares)	$5.03

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/06

INTEREST INCOME	$21,850,702

EXPENSES

Compensation of Manager (Note 2)	2,496,154

Investor servicing fees (Note 2)	1,035,304

Custodian fees (Note 2)	174,392

Trustee compensation and expenses (Note 2)	42,591

Administrative services (Note 2)	24,045

Distribution fees — Class A (Note 2)	591,863

Distribution fees — Class B (Note 2)	748,637

Distribution fees — Class C (Note 2)	119,146

Distribution fees — Class M (Note 2)	24,847

Distribution fees — Class R (Note 2)	993

Other	196,078

Non-recurring costs (Notes 2 and 5)	6,225

Costs assumed by Manager (Notes 2 and 5)	(6,225)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(361,438)

Total expenses	5,092,612

Expense reduction (Note 2)	(87,768)

Net expenses	5,004,844

Net investment income	16,845,858

Net realized loss on investments (Notes 1 and 3)	(8,218,594)

Net realized gain on swap contracts (Note 1)	5,993,681

Net realized gain on futures contracts (Note 1)	775,587

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	3,042,199

Net gain on investments	1,592,873

Net increase in net assets resulting from operations	$18,438,731

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	11/30/06	11/30/05

Operations:
Net investment income	$ 16,845,858	$ 15,875,503

Net realized gain (loss) on investments and foreign currency transactions	(1,449,326)	996,415

Net unrealized appreciation (depreciation) of investments	3,042,199	(14,872,793)

Net increase in net assets resulting from operations	18,438,731	1,999,125

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(8,525,501)	(7,444,597)

Class B	(2,644,271)	(2,458,044)

Class C	(342,051)	(231,586)

Class M	(214,414)	(154,853)

Class R	(6,709)	(2,380)

Class Y	(6,037,141)	(4,192,771)

Net realized short-term gain on investments

Class A	—	(2,798,804)

Class B	—	(1,479,054)

Class C	—	(133,600)

Class M	—	(68,468)

Class R	—	(602)

Class Y	—	(1,375,915)

From net realized long-term gain on investments

Class A	(176,533)	—

Class B	(66,845)	—

Class C	(7,785)	—

Class M	(3,809)	—

Class R	(99)	—

Class Y	(94,029)	—

Redemption fees (Note 1)	643	2,947

Decrease from capital share transactions (Note 4)	(141,842,458)	(102,490,659)

Total decrease in net assets	(141,522,271)	(120,829,261)

NET ASSETS

Beginning of year	589,793,014	710,622,275

End of year (including undistributed net investment income of $4,130,243 and $2,322,690, respectively)	$ 448,270,743	$ 589,793,014

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
November 30, 2006	$5.02	.18(c,d)	.01	.19	(.18)	—(e)	(.18)	—(e)	$5.03	3.96	$202,033	.97(c,d)	3.43(c,d)	158.25(f )
November 30, 2005	5.16	.13(c)	(.11)	.02	(.12)	(.04)	(.16)	—(e)	5.02	.45	299,066	1.04(c)	2.54(c)	388.61(f)
November 30, 2004	5.18	.10(c)	—(e)	.10	(.08)	(.04)	(.12)	—(e)	5.16	2.00	340,044	1.01(c)	1.82(c)	262.64
November 30, 2003	5.17	.06	.04	.10	(.06)	(.03)	(.09)	—	5.18	2.00	439,463.98		1.26	509.05(g)
November 30, 2002	5.10	.17	.12	.29	(.20)	(.02)	(.22)	—	5.17	5.85	588,232.97		3.18	538.64(g)

CLASS B
November 30, 2006	$5.03	.15(c,d)	.02	.17	(.15)	—(e)	(.15)	—(e)	$5.05	3.53	$67,917	1.57(c,d)	2.83(c,d)	158.25(f)
November 30, 2005	5.17	.10(c)	(.11)	(.01)	(.09)	(.04)	(.13)	—(e)	5.03	(.16)	113,794	1.64(c)	1.91(c)	388.61(f)
November 30, 2004	5.19	.06(c)	.01	.07	(.05)	(.04)	(.09)	—(e)	5.17	1.38	180,802	1.61(c)	1.21(c)	262.64
November 30, 2003	5.18	.03	.04	.07	(.03)	(.03)	(.06)	—	5.19	1.38	290,981	1.58	.65	509.05(g)
November 30, 2002	5.11	.14	.12	.26	(.17)	(.02)	(.19)	—	5.18	5.21	410,169	1.57	2.47	538.64(g)

CLASS C
November 30, 2006	$5.02	.14(c,d)	.01	.15	(.14)	—(e)	(.14)	—(e)	$5.03	3.19	$11,164	1.72(c,d)	2.67(c,d)	158.25(f)
November 30, 2005	5.16	.10(c)	(.12)	(.02)	(.08)	(.04)	(.12)	—(e)	5.02	(.31)	13,246	1.79(c)	1.79(c)	388.61(f)
November 30, 2004	5.18	.06(c)	—(e)	.06	(.04)	(.04)	(.08)	—(e)	5.16	1.24	16,629	1.76(c)	1.06(c)	262.64
November 30, 2003	5.17	.02	.04	.06	(.02)	(.03)	(.05)	—	5.18	1.23	28,346	1.73	.49	509.05(g)
November 30, 2002	5.10	.13	.12	.25	(.16)	(.02)	(.18)	—	5.17	5.06	38,613	1.72	2.38	538.64(g)

CLASS M
November 30, 2006	$5.04	.17(c,d)	.02	.19	(.17)	—(e)	(.17)	—(e)	$5.06	3.99	$5,835	1.12(c,d)	3.28(c,d)	158.25(f)
November 30, 2005	5.18	.13(c)	(.12)	.01	(.11)	(.04)	(.15)	—(e)	5.04	.28	6,481	1.19(c)	2.38(c)	388.61(f)
November 30, 2004	5.20	.09(c)	.01	.10	(.08)	(.04)	(.12)	—(e)	5.18	1.85	8,399	1.16(c)	1.66(c)	262.64
November 30, 2003	5.18	.05	.06	.11	(.06)	(.03)	(.09)	—	5.20	2.04	12,376	1.13	1.12	509.05(g)
November 30, 2002	5.11	.16	.12	.28	(.19)	(.02)	(.21)	—	5.18	5.68	21,874	1.12	3.07	538.64(g)

CLASS R
November 30, 2006	$5.02	.16(c,d)	.02	.18	(.17)	—(e)	(.17)	—(e)	$5.03	3.69	$216	1.22(c,d)	3.16(c,d)	158.25(f)
November 30, 2005	5.16	.12(c)	(.11)	.01	(.11)	(.04)	(.15)	—(e)	5.02	.20	164	1.29(c)	2.39(c)	388.61(f)
November 30, 2004†	5.18	.08(c)	.01	.09	(.07)	(.04)	(.11)	—(e)	5.16	1.78	72	1.26(c)	1.63(c)	262.64

CLASS Y
November 30, 2006	$5.01	.19(c,d)	.02	.21	(.19)	—(e)	(.19)	—(e)	$5.03	4.42	$161,106	.72(c,d)	3.67(c,d)	158.25(f)
November 30, 2005	5.15	.15(c)	(.12)	.03	(.13)	(.04)	(.17)	—(e)	5.01	.68	157,041	.79(c)	2.80(c)	388.61(f)
November 30, 2004	5.17	.11(c)	.01	.12	(.10)	(.04)	(.14)	—(e)	5.15	2.28	164,676	.76(c)	2.07(c)	262.64
November 30, 2003	5.16	.07	.05	.12	(.08)	(.03)	(.11)	—	5.17	2.27	172,240.73		1.51	509.05(g)
November 30, 2002	5.09	.18	.12	.30	(.21)	(.02)	(.23)	—	5.16	6.13	185,303.72		3.55	538.64(g)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 37

Financial highlights (Continued)

† For the period December 1, 2003 (commencement of operations) to November 30, 2004.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	11/30/06	11/30/05	11/30/04

Class A	0.02%	0.01%	0.10%

Class B	0.02	0.01	0.10

Class C	0.02	0.01	0.10

Class M	0.02	0.01	0.10

Class R	0.02	0.01	0.10

Class Y	0.02	0.01	0.10

(d) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.05% of average net assets for the period ended November 30, 2006 (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/06

Note 1: Significant accounting policies

Putnam Limited Duration Government Fund (the “fund”), a Massachusetts business trust, formerly Putnam Intermediate U.S. Government Income Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within seven days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal.

Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss.

Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

K) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2006, the fund had a capital loss carryover of $2,742,095 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on November 30, 2014. M) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of dividends payable, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2006, the fund reclassified $2,731,782 to increase undistributed net investment income and $2,731,782 to increase accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of November 30, 2006 were as follows:

Unrealized appreciation	$ 2,889,741
Unrealized depreciation	(6,625,030)
—————————————
Net unrealized depreciation	(3,735,289)
Undistributed ordinary income	1,294,900
Capital loss carryforward	(2,742,095)
Cost for federal income tax purposes	$498,943,657

Note 2: Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) the annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended November 30, 2006, Putnam Management waived $103,570 of its management fee from the fund.

For the year ended November 30, 2006, Putnam Management has assumed $6,225 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended November 30, 2006, the fund incurred $1,209,696 for these services. State Street Bank and Trust Company, will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended November 30, 2006, the fund’s expense were reduced by $87,768 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $334, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended.

Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $12,042 and $168 from the sale of class A and class M shares, respectively, and received $87,460 and $770 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2006, Putnam Retail Management, acting as underwriter, received $94 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended November 30, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $630,769,833 and $855,466,092, respectively. Purchases and sales of U.S. government securities aggregated $5,864,605 and $5,512,000, respectively.

Written option transactions during the year ended November 30, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$ 27,200,000	$1,051,960

Options exercised	120,486,000	3,512,000
Options expired	—	—
Options closed	—	—

Written options outstanding
at end of year	$147,686,000	$4,563,960

Note 4: Capital shares
At November 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 11/30/06:
Shares sold	8,690,847	$ 43,337,165

Shares issued in connection with
reinvestment of distributions	1,536,464	7,665,110

	10,227,311	51,002,275

Shares repurchased	(29,697,823)	(147,838,662)

Net decrease	(19,470,512)	$ (96,836,387)

Year ended 11/30/05:
Shares sold	12,207,478	$ 62,228,710

Shares issued in connection with
reinvestment of distributions	1,838,826	9,380,306

	14,046,304	71,609,016

Shares repurchased	(20,315,158)	(103,528,790)

Net decrease	(6,268,854)	$ (31,919,774)

CLASS B	Shares	Amount

Year ended 11/30/06:
Shares sold	1,404,492	$ 7,013,084

Shares issued in connection with
reinvestment of distributions	449,534	2,247,791

	1,854,026	9,260,875

Shares repurchased	(11,016,268)	(55,045,394)

Net decrease	(9,162,242)	$(45,784,519)

Year ended 11/30/05:
Shares sold	2,749,289	$ 14,031,144

Shares issued in connection with
reinvestment of distributions	634,119	3,281,808

	3,383,408	17,312,952

Shares repurchased	(15,708,093)	(80,248,106)

Net decrease	(12,324,685)	$(62,935,154)

CLASS C	Shares	Amount

Year ended 11/30/06:
Shares sold	388,936	$ 1,936,536

Shares issued in connection with
reinvestment of distributions	61,723	307,726

	450,659	2,244,262

Shares repurchased	(872,462)	(4,346,378)

Net decrease	(421,803)	$(2,102,116)

Year ended 11/30/05:
Shares sold	1,088,427	$ 5,546,969

Shares issued in connection with
reinvestment of distributions	61,940	316,219

	1,150,367	5,863,188

Shares repurchased	(1,731,145)	(8,832,846)

Net decrease	(580,778)	$(2,969,658)

CLASS M	Shares	Amount

Year ended 11/30/06:
Shares sold	324,554	$ 1,632,059

Shares issued in connection with
reinvestment of distributions	40,147	201,099

	364,701	1,833,158

Shares repurchased	(496,866)	(2,489,308)

Net decrease	(132,165)	$ (656,150)

Year ended 11/30/05:
Shares sold	224,680	$ 1,149,928

Shares issued in connection with
reinvestment of distributions	40,298	206,475

	264,978	1,356,403

Shares repurchased	(599,481)	(3,070,888)

Net decrease	(334,503)	$(1,714,485)

CLASS R	Shares	Amount

Year ended 11/30/06:
Shares sold	20,552	$102,381

Shares issued in connection with
reinvestment of distributions	1,359	6,768

	21,911	109,149

Shares repurchased	(11,626)	(57,295)

Net increase	10,285	$ 51,854

Year ended 11/30/05:
Shares sold	26,173	$133,400

Shares issued in connection with
reinvestment of distributions	584	2,869

	26,757	136,269

Shares repurchased	(7,910)	(40,457)

Net increase	18,847	$ 95,812

CLASS Y	Shares	Amount

Year ended 11/30/06:
Shares sold	3,032,740	$ 15,040,666

Shares issued in connection with
reinvestment of distributions	1,232,179	6,131,170

	4,264,919	21,171,836

Shares repurchased	(3,552,290)	(17,686,976)

Net increase	712,629	$ 3,484,860

Year ended 11/30/05:
Shares sold	1,852,811	$ 9,437,403

Shares issued in connection with
reinvestment of distributions	1,093,896	5,568,686

	2,946,707	15,006,089

Shares repurchased	(3,550,950)	(18,053,489)

Net decrease	(604,243)	$ (3,047,400)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $257,868 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(Unaudited)

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2006, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2004
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments and Putnam Management	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Beth S. Mazor (Born 1958)	Since 1993
Vice President
Since 2002	Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Managing Director, Putnam Investments	Since 2005

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk, Assistant Treasurer
Since 2004	and Proxy Manager
Since 2005
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Tax-free income funds
Discovery Growth Fund	AMT-Free Insured Municipal Fund
Growth Opportunities Fund	Tax Exempt Income Fund
Health Sciences Trust	Tax Exempt Money Market Fund§
International New Opportunities Fund*	Tax-Free High Yield Fund
New Opportunities Fund
OTC & Emerging Growth Fund	State tax-free income funds:
Small Cap Growth Fund*	Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
Vista Fund	New Jersey, New York, Ohio, and Pennsylvania
Voyager Fund
Asset allocation funds
Blend funds	Income Strategies Fund
Capital Appreciation Fund	Putnam Asset Allocation Funds — three investment portfolios that
Capital Opportunities Fund*	spread your money across a variety of stocks, bonds, and money
Europe Equity Fund*	market investments.
Global Equity Fund*
Global Natural Resources Fund*	The three portfolios:
International Capital Opportunities Fund*	Asset Allocation: Balanced Portfolio
International Equity Fund*	Asset Allocation: Conservative Portfolio
Investors Fund	Asset Allocation: Growth Portfolio
Research Fund
Tax Smart Equity Fund®	Putnam RetirementReady® Funds
Utilities Growth and Income Fund	Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
Value funds	ments and adjust to become more conservative over time based on a
Classic Equity Fund	target date for withdrawing assets.
Convertible Income-Growth Trust
Equity Income Fund	The ten funds:
The George Putnam Fund of Boston	Putnam RetirementReady 2050 Fund
The Putnam Fund for Growth and Income	Putnam RetirementReady 2045 Fund
International Growth and Income Fund*	Putnam RetirementReady 2040 Fund
Mid Cap Value Fund	Putnam RetirementReady 2035 Fund
New Value Fund	Putnam RetirementReady 2030 Fund
Small Cap Value Fund*†	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Income funds	Putnam RetirementReady 2015 Fund
American Government Income Fund	Putnam RetirementReady 2010 Fund
Diversified Income Trust	Putnam RetirementReady Maturity Fund
Floating Rate Income Fund
Global Income Trust*	* A 1% redemption fee on total assets redeemed or exchanged within 90 days
High Yield Advantage Fund*†	of purchase may be imposed for all share classes of these funds.
High Yield Trust*
Income Fund	† Closed to new investors.
Limited Duration Government Income Fund
Money Market Fund‡	‡ An investment in a money market fund is not insured or guaranteed by the Federal
U.S. Government Income Trust	Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).
Check your account balances and the most recent month-end performance at
www.putnam.com.

51

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	George Putnam, III	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer and
One Post Office Square		Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodians		Vice President, Assistant Clerk, Assistant
Putnam Fiduciary Trust Company,	Steven D. Krichmar	Treasurer and Proxy Manager
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
KPMG LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam Limited Duration Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN036 239943 1/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

November 30, 2006	$47,156*	$--	$3,265	$303
November 30, 2005	$30,538	$--	$3,838	$ -

* Includes fees of $4,791 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended November 30, 2006. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended November 30, 2006 and November 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,568 and $3,838 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

November 30,
2006	$ -	$ -	$ -	$ -
November
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Limited Duration Government Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter

Charles E. Porter
Principal Executive Officer

Date: January 26, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 26, 2007